Nationwide Life Insurance Company: • Nationwide VLI Separate Account – 7

Prospectus supplement dated December 14, 2009

to Prospectus dated June 18, 2009
(YourLife Survivorship VUL – New York)

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The Additional Sales Load Rider is no longer available for election for applications signed after January 8, 2010.